EXHIBIT 10.1
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                          FIRST AMENDMENT TO LEASE
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        THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made and entered
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into as of the 9th day of March, 2006, by and between TEACHERS INSURANCE AND

ANNUITY ASSOCIATION OF AMERICA, a New York corporation, for the benefit of its separate Real Estate Account ("Landlord"), and JOHN B. SANFILIPPO & SON,
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INC., a Delaware corporation ("Tenant").
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                               WITNESSETH:
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        WHEREAS, Landlord and Tenant have heretofore entered into that certain

Industrial Lease agreement dated as of April 18, 2003 (the "Lease"), for
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certain premises (the "Premises") containing approximately 230,768 square
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feet and comprising the entirety of the building located at 2400 Arthur

Avenue, Elk Grove Village, lllinois (the "Building"), all as more specifically
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described on Exhibit A attached to the Lease, for a term ("Term") originally
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expiring April 20, 2008;

        WHEREAS, Landlord has succeeded to all of the rights and interests of

Cabot Acquisition, LLC, as the prior landlord in and under the Lease;

        WHEREAS, Tenant heretofore timely exercised its Termination Right under Section 15.8 (Termination Option) ofthe Lease, with a Termination

Effective Date of April 21, 2006;

        WHEREAS, Tenant now desires to extend the Term of the Lease for an additional period following such Termination Effective Date, and Landlord is willing to grant the same, all on the terms and conditions hereinafter set forth; and

        WHEREAS, Landlord and Tenant desire to further amend the Lease on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the foregoing recitals, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,

Landlord and Tenant hereby covenant and agree as follows:

        1.   Definitions. Capitalized terms used herein and not otherwise
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defined herein shall have the same meaning as provided in the Lease.


        2.   Extension of Term. Effective as of the date hereof, the Term of
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the Lease shall be and is hereby extended for an additional period through and including July 31, 2006, the same as if July 31, 2006 were the Expiration

Date of the Lease as initially set forth therein, unless sooner terminated as therein provided.

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        3.   Base Rent. Effective on April 21, 2006 (and notwithstanding the
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Termination Effective Date referenced above), the Base Rent schedule set forth in the item captioned "Monthly Base Rent" under the Basic Lease Information section of the Lease shall be deleted in its entirety and the following Base

Rent schedule shall be substituted in lieu thereof with the result that, from and after April 21, 2006, and continuing for the remainder of the Term, as extended hereby, Tenant shall pay Base Rent in accordance with the following schedule, and otherwise at the same time and in the same manner as set forth in the Lease:

           Period           Annual Base Rent          Monthly Installment
           ------           ----------------          -------------------
    04/21/06 - 07/31/06       $317,306.00*                $95,191.80

      * Calculated based upon the three (3) month ten (10) day period commencing April 21, 2006 and ending July 31, 2006.

        4.   Additional Rent. During the Term, as extended hereby, Tenant
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shall continue to pay, as additional rent, Tenant's Percentage Share of all

Property Taxes and Insurance Costs, as well as any and all other charges and sums payable by Tenant under the terms and provisions of the Lease, at the same time and in the same manner as set forth in the Lease.

        5.   Condition of Premises. Tenant is currently in occupancy of the
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Premises and agrees to accept the same during the Term, as extended hereby,

in its "AS IS" condition as existing as of the date hereof, without any agreements, representations, understandings or obligations on the part of

Landlord to perform any alterations, repairs or improvements therein (except as expressly provided to the contrary in the Lease, including without limitation Section 6.1 (Obligations of Landlord) thereof), or to provide any allowance therefor. Tenant shall remain liable during the Term, as extended hereby, for the performance of any and all of its obligations under the

Lease, including without limitation Section 6.2 (Obligations of Tenant)

thereof.

        6.   Other Lease Modifications. The Lease shall be and is hereby
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further amended as follows:

        A.   Effective as of the date hereof, the item captioned "Landlord's

Address" under the Basic Lease Information section of the Lease shall be and is hereby amended by deleting the notice addresses for Landlord set forth therein in their entirety and by substituting the following notice addresses for Landlord in lieu thereof:

        "TIAA-CREF

        Fixed Income and Real Estate

        730 Third Avenue, 4th Floor

        New York, New York 10017

        Attn: TIAA Real Estate Account


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        with a copy to:

        Teachers Insurance and Annuity Association,

         for the benefit of its separate Real Estate Account

        c/o Cushman & Wakefield of lllinois, Inc.

        6133 River Road, Suite 1000

        Rosemont, lllinois 60018

        Attn: Property Manager"

        B.   It is acknowledged and agreed that Landlord has heretofore completed Landlord's Improvements and all other obligations of Landlord set forth in Section 2.2 (Improvements) of the Lease and Exhibit B (Description
                                                     ---------
of Landlord's Work) to the Lease, and that Landlord has no further obligation to construct any Landlord's Improvements or any other improvements to the

Premises during the Term, as extended hereby.

        C.   Effective as of the date hereof, Section 2.4 (Holding Over) of the

Lease shall be and is hereby amended by deleting the phrase "at a daily Base

Rental equal to one fifteenth (1/15) of the monthly Base Rental in effect at the expiration of the term ofthis Lease" in its entirety and by substituting the following in lieu thereof:

        ", except that, during such holding over, Tenant shall pay Base Rent in the amount of $126,922.40 per month, plus Tenant's Percentage

        Share of Property Taxes and Tenant's Percentage Share of Insurance

        Costs, for the period of such holding over and, in addition, Tenant shall pay Landlord all damages, consequential as well as direct,

        sustained by reason of Ten ant's holding over."

        D.   Effective as of the date hereof, Section 15.8 (Termination

Option) of the Lease shall be and is hereby deleted in its entirety.

        E.   Effective as of the date hereof, there shall be a new Section

15.9 added to the Lease, which new Section 15.9 shall read in its entirety as follows:

             "15.9 OFAC and Anti-Money Laundering Compliance Certifications.
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        Tenant hereby represents, certifies and warrants to Landlord as follows: (i) Tenant is not named by, and is not acting, directly or indirectly, for or on behalf of any person, group, entity or nation named by, any Executive Order, including without limitation

        Executive Order 13224, or the United States Treasury Department as

        a terrorist, "Specially Designated National and Blocked Person," or

        other banned or blocked person, entity, nation or transaction pursuant to any law, order, rule or regulation that is enacted,

        enforced or administered by the Office of Foreign Assets Control

        ("OFAC"); (ii) Tenant is not engaged in this transaction, directly or indirectly, for or on behalf of, or instigating or facilitating this transaction, directly or indirectly on behalf of, any such person, group, entity or nation; and (iii) none of the proceeds used to pay Rent have been or will be derived from a "specified unlawful activity" as defmed in, and Tenant is not otherwise in



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        violation of the Money Laundering Control Act of 1986, as amended,

        or any other applicable laws regarding money laundering activities.

        Furthermore, Tenant agrees to immediately notify Landlord if Tenant was, is, or in the future becomes a "senior foreign political figure," or an immediate family member or close associate of a

        "senior foreign political figure," within the meaning of Section

        312 of the USA PATRIOT Act of 2001. Notwithstanding anything in this Lease to the contrary, Tenant acknowledges and agrees that this Lease is a continuing transaction and that the foregoing representations, certifications and warranties are ongoing and shall be and remain true and in full force and effect on the date hereof and throughout the Term of the Lease (and any extension thereof) and that any breach thereof shall be a default under the Lease (not subject to any notice or cure period) giving rise to Landlord's remedies, including but not limited to forcible eviction, and Tenant hereby agrees to defend, indemnify and hold harmless Landlord from and against any and all claims,

        damages, losses, risks, liabilities, fines, penalties, forfeitures and expenses (including without limitation costs and attorneys'

        fees) arising from or related to any breach of the foregoing representations, certification and warranties."

        7.   Security Deposit. It is acknowledged and agreed that (i) Landlord
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is currently holding the sum of Eighty-Four Thousand Six Hundred Fourteen and 93/100 Dollars ($84,614.93) as the security deposit under the Lease,

and (ii) Landlord shall continue to hold the aforesaid security deposit for the remainder of the Term, as extended hereby, pursuant to the terms and provisions of the Lease, including without limitation Section 3.3 (Security

Deposit) thereof.

        8.   Tenant Representation. Tenant represents and warrants to Landlord
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that: (i) Tenant does not directly or indirectly control Teachers Insurance and Annuity Association of America ("TIAA") or TIAA Realty, Inc. ("TIAA

Realty") and is not directly or indirectly controlled by or under common control with TIAA or TIAA Realty; (ii) neither Tenant nor any principal of

Tenant is an officer, director or employee ofTIAA or TIAA Realty, or any subsidiary or affiliate thereof; and (iii) Tenant is not a partnership in which TIAA or TIAA Realty, or any subsidiary or affiliate thereof, is a ten percent (10%) or more (directly or indirectly in capital or profits) partner.

        9.   Unrelated Business Income. Landlord shall have the right, at any
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time and from time to time, to unilaterally amend the provisions of the

Lease if Landlord is advised by its counsel that all or any portion of the monies paid by Tenant to Landlord thereunder are, or may be deemed to be,

unrelated business income within the meaning of the United States Internal

Revenue Code or the regulations issued thereunder, and Tenant agrees that it will execute all documents or instruments necessary to effect such amendment or amendments, provided that (i) no such amendment shall result in

Tenant having to pay in the aggregate more money on account of its occupancy of the Premises under the terms of the Lease, as so amended, (ii) no such amendment shall result in Tenant receiving materially less services than it is presently entitled to receive under the Lease, or services of a materially lesser quality, and (iii) no such amendment shall result in termination of the Lease prior to July 31, 2006. Any services which Landlord is


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


required to furnish pursuant to the provisions of the Lease may, at

Landlord's option, be furnished from time to time, in whole or in part, by representatives or employees of Landlord or any management company for the

Building or the Project or by one or more third persons approved by Landlord.

        10.  Authoritv of Landlord and Tenant.
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        (a) Landlord hereby represents and warrants to Tenant that: (i) the person signing on behalf of Landlord is duly authorized to execute and deliver this Amendment; (ii) the execution and delivery of this Amendment and the performance of the terms hereof have been duly authorized by all necessary corporate action on the part of Landlord and its agent,

respectively; (iii) no consents or approvals are required from any other party in order to give full effect to the agreements and covenants of

Landlord contained herein and in the Lease; and (iv) to the knowledge of

Landlord, no defaults and no events or conditions which with the giving of notice or the passage of time or both would constitute defaults by Landlord under the Lease are existing at the date of this Amendment.

        (b) Tenant hereby represents and warrants to Landlord that: (i) the person signing on behalf of Tenant is duly authorized to execute and deliver this Amendment; (ii) the execution and delivery of this Amendment and the performance of the terms hereof have been duly authorized by all necessary corporate action on the part of Tenant; (iii) no consents or approvals are required from any other party in order to give full effect to the agreements and covenants of Tenant contained herein and in the Lease; and (iv) to the knowledge of Tenant, no defaults and no events or conditions which with the passage of time or the giving of notice or both would constitute defaults are existing at the date of this Amendment.

        11.  Limitation on Landlord's Liability. In addition to and not
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in limitation of the terms and provisions of Section 10.7 (Landlord Default)

of the Lease, and notwithstanding anything in the Lease to the contrary, no partner, trustee, director, officer, employee, beneficiary, shareholder or agent of Landlord or Landlord's property manager shall be personally liable for the terms and conditions of the Lease, and Tenant and its successors and assigns shall look solely to Landlord's interest in the Property for the satisfaction of any claim or judgment requiring the payment of money by

Landlord. Tenant acknowledges and agrees that the Project is an asset held in Landlord's separate Real Estate Account (the "Separate Account") and that
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the assets and liabilities of the Separate Account are segregated from the assets and liabilities of Landlord's general account and all other separate accounts of Landlord (existing either now or in the future) other than the

Separate Account. Without limiting the generality of the preceding provisions of this paragraph, Tenant agrees that the assets of Landlord's general account and the assets of any separate account of Landlord other than the

Separate Account (and then only to the extent of Landlord's interest in the

Property) will not be charged with any liabilities arising under the terms of this Lease and will not be available in order to satisfy Landlord's obligations thereunder. The limitations of liability provided in this paragraph are in addition to, and not in limitation of, any limitation on liability applicable to Landlord provided by law or any other agreement or instrument.


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



        12.  Broker. Tenant represents and warrants to Landlord that it has
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not engaged any broker, fmder or other person entitled to any commission or fee in respect of the negotiation, execution or delivery of this Amendment other than Cushman & Wakefield of lllinois, Inc. ("Cushman") and Colliers

Bennett & Kahnweiler, Inc. ("CBK") (collectively, the "Brokers"), and the only brokers with whom Tenant has dealt in connection with this Amendment are the Brokers. Tenant agrees to indemnify, defend and hold Landlord harmless from and against any loss, cost, liability or expense incurred by Landlord as a result of any claim asserted by any other broker, finder or other person,

other than the Brokers, on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant in connection herewith.

Tenant hereby acknowledges that Landlord shall be responsible for the payment of not more than one (1) commission in connection with this Amendment, which commission, if any, shall be payable to Cushman pursuant to such separate commission agreement as Landlord and Cushman may have, and which commission may be shared between Cushman and CBK pursuant to such separate commission sharing agreement as Cushman and CBK may have.

        13.  Headings. The paragraph headings of this Amendment are for
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convenience only and are not intended, and shall not be construed to alter,

limit or enlarge in any way the scope or meaning of the language contained in this Amendment.

        14.  Counterparts. This Amendment may be executed in counterparts,
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each of which shall be deemed an original, and all of which, when taken together, shall be deemed and shall constitute a single, integrated original document.

        15.  Binding Effect. This Amendment shall extend to, be binding upon
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and inure to the benefit of Landlord, its successors and assigns. This

Amendment shall extend to and be binding upon Tenant, its successors and assigns, and shall only inure to the benefit of Tenant and such of its successors and assigns as are permitted pursuant to the Lease.

        16.  Entire Arreement. It is expressly agreed that this Amendment
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constitutes the whole agreement between Landlord and Tenant as to the subject matter hereof and there are no other tenns, promises, obligations, covenants,

warranties, representations, statements or conditions, expressed or implied,

of any kind and all prior negotiations and agreements in respect of this

Amendment and the Lease are hereby superseded by this Amendment and are of no further force and effect.

        17.  Applicable Law. This Amendment and any disputes arising
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hereunder shall be governed by and shall in all respects be construed in accordance with the laws of the State of lllinois.

        18.  Status of Lease. Except as expressly amended or modified hereby,
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the Lease and all provisions, terms and conditions thereof shall remain, in all respects, unchanged and in full force and effect, and are hereby ratified and confirmed.



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


        IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and date first above written.

                                       LANDLORD:

                                       TEACHERS INSURANCE AND ANNUITY
                                       ASSOCIATION OF AMERICA, a New York
                                       corporation, for the benefit of its
                                       separate Real Estate Account


                                       By: /s/ Laura Palombo
                                           -----------------
                                       Name: Laura M. Palombo
                                       Its:  Director



                                       TENANT:

                                       JOHN B. SANFILIPPO & SON, INC., a
                                       Delaware corporation

                                       By: /s/ Michael J. Valentine
                                           ------------------------
                                       Name: Michael J. Valentine
                                       Its:  Executive Vice President Finance
                                             and Chief Financial Officer











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